COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
Note 14:-	Commitments and Contingencies

a.	Liens:

Pursuant to a bank credit agreement, a lien has been incurred by the Company over a certain portion of its investment in outstanding shares of Matrix and Sapiens.

b.	Guarantees:

1.	The Group has provided bank guarantees in an aggregate of approximately $ 11,600 as security for its subsidiary companies’ performance of various contracts with customers. If the subsidiaries were to breach certain terms of such contracts, the customers could demand that the banks providing the guarantees distribute the amounts claimed to be due.

2.	Subsidiaries have provided bank guarantees aggregating to $ 5,200 as security for rent to be paid for their offices and credit lines from banks. If the subsidiaries were to breach certain terms of their leases, the lessors could demand that the banks providing the guarantees distribute the amounts claimed to be due.

c.	Covenants:

In connection with the Group's credit facility agreements, primarily Matrix, with various financial institutions and in connection with non-convertible debentures, the Group committed to the following:

1.	To maintain certain financial ratios. The Group has met the financial ratios as of December 31, 2011 and 2012.

2.	Matrix committed not to grant a security interest in all or substantially all of its assets.

3.	Matrix committed not to distribute dividends that will cause its equity (when measured based on International Financial Reporting Standards ("IFRS") to be less than NIS 275,000 (approximately $ 74,000). As of December 31, 2012, Matrix's equity was approximately NIS 566,000 (approximately $ 152,000) (as measured based on IFRS).

d.	Legal proceedings:

1.	In 2010, a former customer of Sapiens filed a claim in the arbitration court in Warsaw, Poland against Sapiens, for damages allegedly caused by Sapiens with respect to a license and services contract with such former customer entered into a few years before. A settlement was reached in October 2011 under which Sapiens paid 1,100 Euro ($1,509) and recovered an amount of $ 1,200 from an insurance company.

2.	In August 2009, a software company and one of its owners filed an arbitration proceeding against Magic and one of its subsidiaries, claiming an alleged breach of a non-disclosure agreement between the parties. The plaintiffs are seeking damages in an amount of approximately $13,900. The arbitrator determined that both Magic and the subsidiary breached the non-disclosure agreement, but closing summaries regarding damages have not yet been submitted

In June 2011 the plaintiffs filed a motion to allow them to amend the claim by adding new causes of action and increasing the damages claimed in the lawsuit by approximately an additional NIS 238 million (approximately $ 63,800) based on new arguments. Following discussions between the parties, the arbitrator rejected the motion and determined that if the plaintiffs wish to claim the additional damages (and the additional causes of action) they should do so in a separate legal proceeding. To date the plaintiffs have not filed an additional lawsuit.

At this time, given the multiple uncertainties involved and due to the highly speculative nature of the damages sought by the plaintiff, which leaves a wide discretion to the arbitrator in quantifying and awarding the damages, Magic was unable to estimate the amount of the probable loss, if any, to be recognized.

3.	In addition to the above-described legal proceedings, from time to time, Formula and/or its subsidiaries are subject to legal, administrative and regulatory proceedings, claims, demands and investigations in the ordinary course of business, including claims with respect to intellectual property, contracts, employment and other matters. The Company applies ASC 450, "Contingencies," and accrues a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. Significant judgment is required in the determination of both the probability and as to whether a loss is reasonably estimable. These accruals are reviewed at least quarterly and adjusted to reflect the impact of negotiations, settlements, rulings, advice of legal counsel and other information and events pertaining to a particular matter. The Company intends to defend itself vigorously against the above claims, and it generally intends to vigorously defend any other legal claims to which it is subject. While for most litigation, the outcome is difficult to determine, to the extent that there is a reasonable possibility that the losses to which the Company may be subject could exceed the amounts (if any) that it has already accrued, the Company attempts to estimate such additional loss, if reasonably possible, and disclose it (or, if it is an immaterial amount, indicate accordingly). The aggregate provision that the Company has recorded for all other legal proceedings (other than the particular material proceedings described above) is not material. Furthermore, in respect of its ordinary course legal, administrative and regulatory proceedings (that is, other than the particular material proceedings described above), the Company estimates, in accordance with the procedures described above, that as of the current time there is no reasonable possibility that it will incur material losses exceeding the non-material amounts already recognized.

e.	Operating lease commitments:

The following are details of the Company’s future minimum lease commitments for office equipment, office space and motor vehicles under non-cancelable operating leases as of December 31, 2012:

2013	21,837
2014	14,555
2015	9,357
2016	6,848
2017	6,117
2018 and Thereafter	4,496

63,210

Rent expenses for the years 2010, 2011 and 2012, were approximately $ 15,000, $ 13,000 and $ 15,559, respectively.

f.	Royalty commitments

Sapiens Technologies (1982) Ltd. ("Sapiens Technologies"), a subsidiary of Sapiens incorporated in Israel, was partially financed under programs sponsored by the Israel’s Office of the Chief Scientist ("OCS") for the support of certain research and development activities conducted in Israel. In exchange for participation in the programs by the OCS, Sapiens Technologies agreed to pay 3%-3.5% of total net consolidated license and maintenance revenue and 0.35% of the net consolidated consulting services revenue related to the software developed within the framework of these programs based on an understanding with the OCS reached in January 2012.

The royalties will be paid up to a maximum amount equaling 100%-150% of the grants provided by the OCS, linked to the dollar, and for grants received after January 1, 1999, bear annual interest at a rate based on LIBOR.

Royalty expenses amounted to $ 614, $ 340 and $574 in 2010, 2011 and 2012, respectively, and are included in cost of revenues. Royalty expenses in 2012 were set off completely by a reversal of a liability which was recorded as a reduction of cost of revenues in 2012. The liability was recorded as part of the purchase price allocation performed upon the gain of control over Sapiens (see Note 3(e)).

As of December 31, 2012, Sapiens had a contingent liability to pay royalties of approximately $ 8,360, of which $ 3,166 was recorded as liability.